UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 8, 2005
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31279 (Commission File Number)	33-0044608 (I.R.S. Employer Identification No.)
10210 Genetic Center Drive
San Diego, CA 92121
(Address of Principal Executive Offices)
(858) 410-8000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.
     On June 11, 1998, Gen-Probe Incorporated and Chiron Corporation executed a letter agreement whereby Gen-Probe consented, on specified conditions and in accordance with Section 15.3.1 of the Agreement between Gen-Probe and Chiron dated as of June 11, 1998 (“Agreement”), to Chiron’s assignment of its rights under the Agreement to transferees other than particular parties specified in the letter agreement.
Item 9.01      Financial Statements and Exhibits.
(c) Exhibits

Exhibit
Number	Description
10.86	Letter Agreement between Gen-Probe Incorporated and Chiron Corporation, dated June 11, 1998.*

*	Gen-Probe has requested confidential treatment with respect to certain portions of this exhibit.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gen-Probe Incorporated
	By:	/s/ R. William Bowen
Date: December 8, 2005		R. William Bowen
Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
10.86	Letter Agreement between Gen-Probe Incorporated and Chiron Corporation, dated June 11, 1998.*

*	Gen-Probe has requested confidential treatment with respect to certain portions of this exhibit.